--------------------------------------------------------------------------------
                                                 WEITZ SERIES FUND, INC.

                                                 HICKORY PORTFOLIO

                                                     QUARTERLY

                                                       REPORT

                                                    DECEMBER 31, 1998

                                              ONE PACIFIC PLACE, SUITE 600
                                                  1125 SOUTH 103 STREET
                                               OMAHA, NEBRASKA 68124-6008

                                                      402-391-1980
                                                      800-232-4161
                                                    402-391-2125 FAX

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one and five year periods ended December 31, 1998, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                                       DIFFERENCE
           PERIOD ENDED             HICKORY FUND     S&P 500     HICKORY FUND -- S&P 500
----------------------------------  -------------  -----------  -------------------------

Dec. 31, 1998                              33.0%         28.6%                4.4%

Dec. 31, 1997                              39.2          33.4                 5.8

Dec. 31, 1996                              35.4          22.9                12.5

Dec. 31, 1995                              40.5          37.5                 3.0

Dec. 31, 1994                             -17.3           1.3               -18.6

Dec. 31, 1993 (9 months)                   20.3           5.5                14.8

Since Inception (April 1, 1993)
 Cumulative                               250.1         209.7                40.4

Compound Annual
 Average Return                            24.3          21.7                 2.6

The portfolio's average annual total return for the one and five years ended December 31, 1998, and for the period since inception (April 1, 1993) was 33.0%, 23.8% and 24.3%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                   COMPARISON OF CHANGE IN VALUE OF $100,000
                   INVESTMENT IN HICKORY PORTFOLIO & S&P 500

The graph below shows the growth in value of a $100,000 investment in Hickory since inception (April 1, 1993) to December 31, 1998, assuming the reinvestment of all capital gain distributions and dividends, compared to the growth in value of $100,000 invested in the S&P 500 for the same period, also assuming dividend reinvestment. Hickory's performance numbers are calculated after deducting all fees and expenses.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      HICKORY      S&P 500
April 1, 1993        $100,000     $100,000
Apr-93                $91,621      $97,583
May-93                $95,999     $100,184
Jun-93                $96,609     $100,476
Jul-93                $99,489     $100,071
Aug-93               $107,204     $103,859
Sep-93               $108,002     $103,062
Oct-93               $115,026     $105,192
Nov-93               $111,438     $104,193
Dec-93               $120,267     $105,452
Jan-94               $118,421     $109,034
Feb-94               $116,476     $106,076
Mar-94               $110,109     $101,457
Apr-94               $109,060     $102,759
May-94               $110,065     $104,440
Jun-94               $104,789     $101,881
Jul-94               $104,153     $105,224
Aug-94               $110,360     $109,530
Sep-94               $109,189     $106,855
Oct-94               $107,787     $109,247
Nov-94               $101,810     $105,272
Dec-94                $99,476     $106,830
Jan-95                $99,870     $109,599
Feb-95               $103,994     $113,865
Mar-95               $105,513     $117,219
Apr-95               $105,229     $120,668
May-95               $111,054     $125,480
Jun-95               $118,331     $128,392
Jul-95               $124,859     $132,647
Aug-95               $133,445     $132,978
Sep-95               $139,110     $138,586
Oct-95               $133,237     $138,091
Nov-95               $137,345     $144,146
Dec-95               $139,728     $146,922
Jan-96               $146,980     $151,917
Feb-96               $148,848     $153,328
Mar-96               $148,334     $154,805
Apr-96               $151,650     $157,084
May-96               $159,513     $161,128
Jun-96               $163,383     $161,741
Jul-96               $150,145     $154,599
Aug-96               $160,466     $157,864
Sep-96               $168,758     $166,741
Oct-96               $171,426     $171,337
Nov-96               $179,661     $184,276
Dec-96               $189,125     $180,625
Jan-97               $195,946     $191,903
Feb-97               $200,614     $193,409
Mar-97               $190,121     $185,477
Apr-97               $190,461     $196,540
May-97               $217,223     $208,497
Jun-97               $220,947     $217,832
Jul-97               $229,579     $235,160
Aug-97               $232,386     $221,995
Sep-97               $248,189     $234,145
Oct-97               $251,508     $226,334
Nov-97               $248,562     $236,802
Dec-97               $263,210     $240,866
Jan-98               $271,051     $243,527
Feb-98               $285,577     $261,080
Mar-98               $326,656     $274,439
Apr-98               $353,861     $277,199
May-98               $341,132     $272,440
Jun-98               $357,938     $283,497
Jul-98               $363,953     $280,486
Aug-98               $320,022     $239,974
Sep-98               $302,191     $255,348
Oct-98               $304,860     $276,099
Nov-98               $327,828     $292,825
Dec-98               $350,087     $309,688

This information represents past performance of the Hickory Portfolio and is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The index used for comparison purposes is the S&P 500 Index which consists of 500 companies. The index is unmanaged and widely recognized as representative of the equity market in general. Investment expenses are not deducted from the S&P 500 Index. Additional information is available from the Weitz Funds at the address listed on the front cover.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      DECEMBER 31, 1998 - QUARTERLY REPORT

                                                                 January 6, 1999

Dear Fellow Shareholder:

      We ended 1998 on a positive note, gaining 15.8% during the quarter. This brought our return for all of 1998 to 33%. Over the same periods the S&P 500 (with dividends reinvested) returned 21.3% and 28.6%, respectively. During 1998 the average growth mutual fund (according to Lipper) returned 22.9%.

REVIEW AND OUTLOOK

      Viewed as a whole, one could only conclude that 1998 was a very good year for our investments in Hickory. Not only was our total return quite high by any reasonable historical standard, we also fared quite well relative to the relevant market indices. This is particularly true when you realize that the segments of the market that performed the best are not areas where Hickory's assets are concentrated. This was once again a year when large growth stocks, particularly technology stocks, performed extremely well. At the same time many other stocks, particularly small company stocks, struggled. These differences can be seen clearly in the differing results of some of the major indices. The S&P 500, heavily influenced by large technology companies like Microsoft, gained 28.6% (dividends reinvested). The NASDAQ Composite, even more heavily influenced by technology companies, gained 39.6%. In comparison the Dow Jones Industrial Average, made up of 30 large companies, was only up 18.1% (dividends reinvested). Finally, the Russell 2000, a popular index of 2000 smaller companies, lost money with a return of -3.4% over the year. Given that Hickory has always focused on smaller companies whose stocks offer growing value, priced at a discount, this was certainly not an environment that made our job easy.

      Despite our good performance over the entire year, 1998 held more than its share of challenges for Hickory. Our good returns were not generated evenly -- Hickory has not yet returned to the peak it reached in mid-July. Because of this up and down performance, if you invested in Hickory during the year, you may not yet have a positive return on your investment. Short term volatility has always been a part of stock market investing in general and Hickory's performance in particular. It is for this reason that I always emphasize that Hickory should be considered a long-term investment with a time horizon of at least three to five years.

      As to the future, I continue to believe that the prospects for our investment approach are bright for the patient long-term investor. The recent environment has created, and should continue to create, opportunities from which we can benefit. The poor returns generated recently by the average small stock raises the odds that some company has been forgotten by investors and is now undervalued. And when the market is willing to pay a premium for momentum, as it seems to be doing today, many good businesses with excellent long-term prospects, but temporary issues, can be purchased at attractive prices. Taking advantage of opportunities of this type has always been, and will continue to be, our focus.

AMERITRADE HOLDINGS

      Sharp-eyed readers of the last two Hickory reports may have noticed the category "Miscellaneous Securities" in the Schedule of Investments. Regulations governing financial statements allow a fund to use such a category for certain smaller positions which have recently been acquired. The largest position within this category has been Ameritrade Holdings, a deep discount brokerage firm based in Omaha. As of the end of the year we no longer own Ameritrade. This seems like an opportune time to explain why I bought Ameritrade, why I used the miscellaneous category, and why I sold our position so quickly.

      Ameritrade has been focused recently on growing its base of customers who trade via the Internet. This has been a classic good news, bad news situation. The good news is that this effort has been successful. The company's customer base, trading volumes, and customer account balances have all grown rapidly. The bad news is that the marketing expense incurred in order to add these new customers has been sufficiently large to wipe out current earnings. Nevertheless, the company believes (and I agree) that if you view current marketing spending as an investment, the return on that investment over the life of a customer relationship is very high. In summary, Ameritrade is the kind of situation we like to find. The company is building a good business by making high return investments, but this good progress is not, for the moment, showing up on the bottom line. This lack of current earnings helped to contribute to an undervalued stock. We like management, we liked the situation, and we liked the valuation.

      I also realized that Ameritrade was not going to be easy to buy. Insiders control much of the stock so the available float is small. I concluded that it could take several months to build a reasonable position. I don't know if anyone is reading Hickory quarterlies to find stock ideas, but I did not want to make the job of buying Ameritrade at a good price any more difficult for us. Therefore, I decided to use the miscellaneous option as a way to make life more difficult for copycats.

      This investment generated good returns for Hickory much more rapidly than I expected. Late in December Ameritrade's stock caught Internet fever, jumping over 50 percent in one day when the company preannounced good quarterly results. At these higher prices I felt that the stock was no longer a bargain, and I sold our entire position over the course of a week. I bought Ameritrade as a value stock and sold it as an Internet stock, doubling our money in less than six months.

      In summary, I will continue to manage Hickory as I always have, focusing on growing value and trying to maximize LONG-TERM results. At times we will be out of step with the market, but I remain comfortable that our approach is sound and our opportunities for success are many.

      Thank you for your continued support.

                                                          Sincerely,

                                                          /s/ RICHARD F. LAWSON
                                                          Richard F. Lawson
                                                          Portfolio Manager

P.S. We have scheduled our annual shareholder information meeting at 4:30 p.m. on May 26 at the Omaha Marriott. Please plan to join us.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                                YEAR 2000 UPDATE

    Wallace R. Weitz & Company ("Weitz"), investment adviser and administrator for the Weitz Funds has developed a plan to address whether its systems will operate correctly after December 31, 1999. The plan has been reviewed by Weitz's management and by the Board of Directors of Weitz Series Fund, Inc. and Weitz Partners, Inc. Weitz has assigned one employee to take the lead on Year 2000 issues and is also working with a consulting firm to assist in the remediation of hardware and software systems. Regular reports are made to the Board of Directors. Weitz has agreed to commit the resources necessary to address the Year 2000 issue.

    Weitz's local area network is comprised of a single file server and individual workstations with desktop machines, related peripherals and software developed by third parties. Such software is a combination of off-the-shelf applications and accounting or industry specific applications developed by third party vendors. Weitz has no internally developed or modified software applications. Due to the recent growth of the Weitz Funds, Weitz has replaced or expanded the majority of its network. These changes have all been effected with Year 2000 compliance issues in mind. Weitz has been in communication with critical third party service providers who have provided assurances to us that they are either Year 2000 compliant or are in the final stages of testing. As Weitz investigates certain possible changes in third party service providers, we intend to make Year 2000 inquiries and obtain assurances about the Year 2000 readiness of such providers.

    With respect to the companies in which the Weitz Funds invest, Weitz intends to review the disclosure included in regular filings with the Securities and Exchange Commission for certain of those companies in which the funds have a significant investment. In addition, Weitz receives and will continue to receive Y2K readiness information from securities analysts and from certain of the issuing companies themselves. Such information is reviewed as it becomes available. Weitz and the Weitz Funds have no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurance of this.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1998
                                  (UNAUDITED)

  SHARES
 OR UNITS                                                                               COST           VALUE
-----------                                                                         -------------  -------------
             COMMON STOCKS -- 85.5%
             AUTO SERVICES -- 2.5%
  1,125,000  Insurance Auto Auctions, Inc.*                                         $  14,761,110  $  13,359,375
                                                                                    -------------  -------------

             CABLE TELEVISION -- 6.5%
    181,900  Adelphia Communications Corp. CL A*                                        4,350,681      8,321,925
    838,000  Century Communications Corp. CL A*                                        13,057,323     26,580,354
                                                                                    -------------  -------------
                                                                                       17,408,004     34,902,279
                                                                                    -------------  -------------
             CONSUMER PRODUCTS AND SERVICES -- 4.5%
  1,364,400  American Classic Voyages Co.*                                             19,196,717     24,047,550
                                                                                    -------------  -------------

             DIVERSIFIED INDUSTRIES -- 0.6%
     47,900  Lynch Corp.*                                                               4,382,793      3,400,900
                                                                                    -------------  -------------

             FINANCIAL SERVICES -- 13.9%
    630,700  Allied Capital Corp.                                                      10,662,241     10,918,994
    129,000  Capital One Financial Corp.                                                9,274,530     14,835,000
  4,983,600  Imperial Credit Industries, Inc.*                                         76,714,986     41,737,650
  1,742,000  United Panam Financial Corp.*                                             17,602,599      7,294,625
                                                                                    -------------  -------------
                                                                                      114,254,356     74,786,269
                                                                                    -------------  -------------

             HEALTH CARE -- 1.1%
    345,900  Lab Holdings, Inc.                                                         6,893,165      6,053,250
                                                                                    -------------  -------------

             INFORMATION SERVICES -- 5.3%
    995,800  Data Transmission Network Corp.*                                          29,703,036     28,753,725
                                                                                    -------------  -------------

             MEDIA AND ENTERTAINMENT -- 12.6%
  1,285,000  Tele-Communications TCI Ventures Group A*                                 23,358,081     30,277,813
    732,700  Valassis Communications, Inc.*                                            25,565,988     37,825,637
                                                                                    -------------  -------------
                                                                                       48,924,069     68,103,450
                                                                                    -------------  -------------

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                               COST           VALUE
-----------                                                                         -------------  -------------
             MORTGAGE BANKING -- 6.5%
    777,100  New Century Financial Corp.*                                           $   7,757,301  $  10,393,713
  1,492,500  Resource Bancshares Mtg. Grp., Inc.                                       24,329,779     24,719,531
                                                                                    -------------  -------------
                                                                                       32,087,080     35,113,244
                                                                                    -------------  -------------

             OIL AND GAS DRILLING -- 1.9%
    797,000  Noble Drilling Corp.*                                                     10,031,063     10,311,188
                                                                                    -------------  -------------

             REAL ESTATE AND CONSTRUCTION -- 0.7%
    147,200  Forest City Enterprises, Inc. CL A                                         3,882,144      3,864,000
                                                                                    -------------  -------------

             REAL ESTATE INVESTMENT TRUSTS -- 6.7%
  1,894,150  Dynex Capital, Inc.                                                       12,912,968      8,760,444
    879,332  Fortress Investment Corp.                                                 16,605,899     14,948,644
    222,600  Hanover Capital Mortgage Holdings, Inc.                                    3,500,940        973,875
     25,000  Healthcare Financial Partners Units**                                      2,500,000      2,500,000
    615,800  Impac Mortgage Holdings, Inc.                                              9,041,432      2,809,587
    520,000  NovaStar Financial, Inc.                                                   9,356,282      3,217,500
    220,000  Redwood Trust, Inc.                                                        4,964,257      3,080,000
                                                                                    -------------  -------------
                                                                                       58,881,778     36,290,050
                                                                                    -------------  -------------

             RETAIL DISCOUNT -- 1.3%
    340,000  Consolidated Stores Corp.*                                                 6,834,456      6,863,750
                                                                                    -------------  -------------

             TELECOMMUNICATIONS SERVICES -- 20.1%
    112,000  Cellular Communications of Puerto Rico*                                      844,374      2,072,000
  1,420,200  Centennial Cellular Corp. CL A*                                           50,566,634     58,228,200
      1,500  East/West Communications, Inc.*                                                  225          2,438
  1,064,600  Telephone and Data Systems, Inc.                                          42,628,141     47,840,462
                                                                                    -------------  -------------
                                                                                       94,039,374    108,143,100
                                                                                    -------------  -------------

             MISCELLANEOUS SECURITIES -- 1.3%
             Total Common Stocks                                                        4,211,325      6,786,175
                                                                                    -------------  -------------
                                                                                      465,490,470    460,778,305
                                                                                    -------------  -------------

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                               COST           VALUE
-----------                                                                         -------------  -------------
             WARRANTS -- 0.0%
    424,300  Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00                  $   1,248,753  $      53,037
    260,000  NovaStar Financial, Inc., Expiring 2/03/01                                 1,688,775         16,250
                                                                                    -------------  -------------
             Total Warrants                                                             2,937,528         69,287
                                                                                    -------------  -------------

    FACE
   AMOUNT
------------
              SHORT-TERM SECURITIES -- 14.8%
$ 39,749,996  Norwest U.S. Government Money Market Fund                                39,749,996     39,749,996
  20,000,000  Federal Farm Credit Bank 5.54% 1/04/99                                   20,000,000     20,000,000
  20,000,000  Fannie Mae Discount Note 1/14/99                                         19,961,289     19,971,720
                                                                                    -------------  -------------
                                                                                       79,711,285     79,721,716
                                                                                    -------------  -------------
              Total Investments in Securities                                       $ 548,139,283    540,569,308
                                                                                    -------------  -------------
                                                                                    -------------
              Other Liabilities in Excess of Other Assets -- (0.3%)                                   (1,784,912)
                                                                                                   -------------
              Total Net Assets -- 100%                                                             $ 538,784,396
                                                                                                   -------------
                                                                                                   -------------
              Net Asset Value Per Share                                                            $      30.981
                                                                                                   -------------
                                                                                                   -------------

*Non-income producing
** Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

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
--------------------------------------------------------------------------------
     WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Hickory Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.